UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2007
(Registrant changed its fiscal year end from December 31)

Date of reporting period:	8/31/2007

Item 1 – Reports to Stockholders

AUGUST 31, 2007	ANNUAL REPORT

Jennison Blend Fund, Inc.

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Jennison Blend Fund, which includes performance data, an analysis of Fund performance, and a listing of its holdings at period-end. The Fund’s fiscal year has changed from a reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Mutual fund prices and returns will rise or fall over time, and asset managers tend to have periods when they perform better or worse than their long-term average. The best measures of a mutual fund’s quality are its return compared to that of similar investments and the variability of its return over the long term. We recommend that you review your portfolio regularly with your financial adviser.

Sincerely,

Judy A. Rice, President

Jennison Blend Fund, Inc.

Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of Jennison Blend Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.94%; Class B, 1.64%; Class C, 1.64%; Class Z, 0.64%. Net operating expenses apply to: Class A, 0.89%; Class B, 1.64%; Class C, 1.64%; Class Z, 0.64%, after contractual reduction through 4/30/2008.

Cumulative Total Returns as of 8/31/07
	One Year	Five Years	Ten Years
Class A	16.15%	91.06%	79.61%
Class B	15.34	84.05	66.61
Class C	15.27	84.07	66.63
Class Z	16.46	93.46	84.04
S&P 500 Index[1]	15.13	76.18	92.11
Russell 1000® Index[2]	15.27	80.46	97.30
Lipper Large-Cap Core Funds Avg.[3]	14.39	65.50	75.66

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Ten Years
Class A	12.25%	16.25%	5.45%
Class B	12.93	16.57	5.25
Class C	16.93	16.68	5.25
Class Z	19.15	17.85	6.31
S&P 500 Index[1]	16.42	15.44	6.57
Russell 1000® Index[2]	16.90	15.98	6.86
Lipper Large-Cap Core Funds Avg.[3]	15.96	13.91	5.54

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

2The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

3The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Within the Lipper Average, large-cap core funds have more latitude with respect to the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an Index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/07
American International Group, Inc./Insurance	2.7%
Google, Inc. “Class A”/Internet Software & Services	2.5
UBS AG/Capital Markets	2.1
Wyeth/Pharmaceuticals	2.0
Adobe Systems, Inc./Software	1.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/07
Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	7.5
Insurance	6.1
Media	5.2
Communications Equipment	5.1

Industry weightings are subject to change.

Jennison Blend Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform during the reporting period?

The Jennison Blend Fund Class A shares returned 6.01% for the eight-month reporting period from January 1, 2007 through August 31, 2007*, outperforming the 5.20% return of its benchmark, the S&P 500 Index, and the 4.89% return of the Lipper Large-Cap Core Funds Average.

Every sector, with the exception of financials, contributed positively to the Fund’s absolute returns. However, stock selection coupled with lower exposure to this sector resulted in a relative gain over the S&P 500 Index.

Stock selection in consumer staples, materials, and consumer discretionary also drove the Fund to outperform the corresponding sectors of its benchmark. On the other hand, the Fund finished with a lower total return in the healthcare sector due to stock selection.

What was the market environment like for large cap stocks?

Two competing views of the U.S. economy vied for dominance as 2007 began. One camp asserted that with energy prices receding and inflation in check, the Federal Open Market Committee (FOMC) would begin to lower the federal funds rate on overnight loans between banks to reinvigorate economic growth, which had slowed to an anemic pace. The rival view held that economic expansion, although slowing remained solid and that the continued threat of inflation precluded any near-term loosening of monetary policy. Gross domestic product growth in the first quarter of 2007 slowed to 0.6% but rebounded in the second quarter to a solid 4.0% rate, with employment growth, manufacturing output, consumer spending, and business investment all contributing to the acceleration.

Energy prices spiked in March and the high prices persisted into the second quarter, raising concerns that gasoline prices could erode consumer spending in other areas. The residential real estate market faced a serious ongoing correction; concerns that problems in the subprime mortgage market might expand into a broader credit crunch resulted in capital markets volatility. Corporate earnings growth came in below the double-digit growth rates of the past several years but above consensus estimates for continued revenue growth and profit margin expansion.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund is constructed one stock at a time based on in-house analysis of individual company fundamentals rather than on overarching themes. The determination of a

* Fund changed its fiscal year-end to August 31. Refer to the Fund’s previous annual report for performance information prior to January 1, 2007.

4	Visit our website at www.jennisondryden.com

stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. Sector and industry allocations are an outgrowth of this stock selection process.

The information technology sector made the strongest contribution to the Fund’s absolute return for the period, where Apple, Research In Motion, and Google posted solid gains. (For detailed information on Google, please see Comments on Largest Holdings below.) Apple’s growth continues to be driven by the strength of iPod sales and a resurgence in Macintosh computer sales. Introduction of the iPhone at the end of June gave Apple shares an additional boost. Apple should continue to benefit from its creativity and innovation in product design and marketing.

BlackBerry maker Research In Motion soared after it reported much better-than-expected results for the company’s fiscal first quarter. Research In Motion posted strong growth in both the enterprise and consumer markets, easily beating consensus earnings expectations on revenue growth of 76%. Demand for its Pearl, Curve, and 88xx series handsets was stronger than anticipated in North America and abroad, and new subscriber growth accelerated both year-over-year and quarter-over-quarter. With inventories lean, upgrading activity strong, and emerging markets trends solid, the company offered August-quarter earnings guidance that significantly surpassed consensus projections.

Energy positions also made a strong positive impact on the Fund’s performance. Schlumberger, Valero, Hess, and Petroleo Brasileiro (Petrobras) all delivered a double-digit return. Global oilfield services holding Schlumberger reported solid results that consistently beat consensus. We remain positive on Schlumberger, as it continues its margin expansion in oilfield service over the previous four quarters. Despite a weakening market in North America, we believe that the company should benefit from its international momentum.

Industrials, led by Honeywell International, also added meaningfully to returns. Aerospace and defense company Honeywell International reported in April its best quarter since the 1999 Allied Signal merger, beating consensus estimates. The results were strong across aerospace and automation and control units. Honeywell also raised its overall 2007 guidance as well as free cash flow guidance. We have trimmed the position at a gain due to valuation.

Other positions of note included Freeport-McMoRan Copper & Gold from the materials sector, Liberty Global from the consumer discretionary sector, and NRG Energy from the utilities sector. Shares of Freeport-McMoRan rose with higher copper

Jennison Blend Fund, Inc.	5

Strategy and Performance Overview (continued)

prices and as the company gained shareholder approval for a $26 billion deal to buy copper miner Phelps Dodge, creating the world’s largest publicly traded copper miner. We remain confident in the company’s senior management team and, in our view, its ability to quickly restore its balance sheet following the acquisition and return to generating significant free cash flow. Freeport-McMoRan should continue to receive favorable prices for its product due to the global supply/demand picture for copper.

Liberty Global, an international broadband communications provider, saw its stock gain more than 40% during the reporting period. We believe that Liberty Global is poised to benefit from subscriber growth as high definition television, digital cable, and Internet phone become more widespread. We continue to like its attractive valuation, as in our view, Liberty Global is one of the cheapest stocks in its peer group.

Merchant power generation company NRG Energy benefited from the potential acquisition of Texas-based utility company TXU by a private equity firm. The potential acquisition demonstrated to the public market that private equity firms are valuing energy generation assets very highly, and NRG rose in price. In our view, NRG is attractively valued and should benefit from declining spare generation capacity as demand growth catches up to supply. Additionally, we believe its portfolio of attractive low-cost power generation plants should help the company increase profit margins in an environment of rising energy and capacity prices.

What holdings detracted most from the Fund’s returns?

Financials was the only sector that detracted from the Fund’s absolute returns. NYSE Euronext, UBS, Citigroup, and American International Group declined as investors feared the subprime-mortgage contagion would continue to spill into the broader market. Although these companies had less exposure to the mortgage market than did regional banks, they all posted losses. We, however, remain comfortable with these positions. (For detailed information on UBS and American International Group, please see Comments on Largest Holdings below.) NYSE Euronext owns the New York Stock Exchange and, through its recently completed merger with Euronext, the Paris, Brussels, Amsterdam, and Lisbon bourses. It now has unprecedented scale and global presence, as well as exposure to the lucrative derivatives stream. We believe the deal offers substantial cost-saving opportunities and the potential for several years of dynamic growth. We expect NYSE Euronext to be one of the long-term winners in the exchange space, given its strong brand, financial heft, and established liquidity in cash equities, futures, and options.

Citigroup, in our view, represents a bank with higher growth opportunities due to its international exposure, higher return on equity, and cheaper valuation at less

6	Visit our website at www.jennisondryden.com

than 11 times earnings. Citigroup has underperformed what we believe the franchise can achieve.

Pharmaceuticals holding Wyeth and multi-line retail position Kohl’s also were a drag on performance. (For detailed information on Wyeth, please see Comments on Largest Holdings below.) Kohl’s stock price fell on weaker-than-expected June comparable-store sales. While we see the company as a turnaround story, we closed the position. We believe there are other investment candidates with a better reward-to-risk outlook.

Despite the aforementioned strong gains for the technology sector, Spansion, the world’s number one maker of NOR flash-memory chips, partially offset positive contributions for this sector. Spansion performed poorly in the recent market volatility, a victim of major holders with high profile liquidity problems. In our view, Spansion’s fundamentals remain intact and the company stands to benefit from the merger of Intel and STMicro’s NOR flash-memory operations, which should lead to more stable industry pricing. Moreover, we think Spansion’s planned cost cuts and renewed focus on profitability should lead the stock price higher.

Were there significant changes to the portfolio?

Major purchases and sales during the period reflected company-specific fundamentals and developments. Significant new positions were established in Seagate Technology, Juniper Networks, United Technologies, and Colgate-Palmolive.

Seagate Technology is the world’s largest manufacturer of hard disk drives. We initiated a position in the company believing it stands to benefit from continued consolidation in the hard drive industry. TDK’s recently announced plans to buy the recording heads business of rival Alps Electric leaves the hard drive industry with only one independent provider of heads. With heads pricing likely stabilizing, Seagate, in our view, is the biggest beneficiary of the TDK-ALPS deal near term because of its ability to manufacture heads internally. Moreover, we do not believe that the market is fully pricing in the benefit of Seagate’s technology lead in Perpendicular Magnetic Recording and the cost savings resulting from the closing of the Maxtor facilities. We believe that there are two reasons for the stock’s recent decline: concerns about flash memory replacing the hard disk drive as the primary mode of information storage on personal computers and concerns about lackluster growth in sales of personal computers driven by problems with the Windows Vista operating system. We believe both these concerns are overly discounted in the price of Seagate stock, which currently trades at nine times earnings.

Juniper Networks makes Internet protocol (IP) routers for private and public access networks. The company also designs the application-specific chips that control its

Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

routers. Other offerings include network traffic management software, virtual private network (VPN) and firewall devices, and support services. We believe demand for Juniper’s infrastructure products will be strong this year, especially with a renewed edge routing portfolio. We also expect the company to benefit from its large installed base and enhanced competitiveness in so-called greenfield opportunities, new fields of endeavor that offer much potential for growth.

United Technologies reported better-than-projected second-quarter earnings and raised its estimate for full-year earnings. We believe the company offers a compelling combination of aerospace, industrial, and Asian market exposure that should fuel mid-to-high single-digit organic revenue growth for the next few years. During this same period, we expect solid mid-teens earnings growth to be driven by a continued capitalization on margin improvement opportunities across the company, with a particular focus on Carrier and fire and security.

Colgate-Palmolive is a world leader in oral care products. It also makes personal care items and household cleaners. We believe Colgate-Palmolive’s earnings growth can accelerate over the next several years, as profitability expands and a previous ramp-up in marketing expenses bears fruit.

Holdings in other securities, such as Motorola, Merrill Lynch, Baker Hughes, and Lowe’s were eliminated. Motorola, the world’s second-largest mobile phone maker, saw its stock price fall primarily due to challenges in the mobile handset business. Although its two other businesses, networks and cable modems, are healthy, a large part of our evaluation was dependent on the state of the mobile handset business. Motorola has had trouble following up the stunning 2004 success of the RAZR with a new product. Margins have fallen as the company has had to lower prices to sell their units. While we thought the situation at Motorola would be bad, it is even worse than we anticipated; we consequently sold the position.

Merrill Lynch provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending, and related products and services on a global basis. Since our initial purchase, the stock has appreciated significantly. We thus closed the position, as the stock had become fairly valued.

Baker Hughes Inc. (BHI) supplies wellbore related products and technology services and systems to the worldwide oil and natural gas industry. These include products and services for drilling, formation evaluation, completion and production of oil and natural gas wells. We purchased shares of Baker Hughes in November 2006 as we thought the market’s concern over the company’s performance was overstated. In our

8	Visit our website at www.jennisondryden.com

view, its strong order backlog should provide earnings momentum, and better pricing should lead to margin expansion. Our projections proved correct and the stock outperformed. We sold the position in June at a profit.

Lowe’s, the home improvement retailer, was operating efficiently but suffered from the significant downturn in the U.S. housing market.

Jennison Blend Fund, Inc.	9

Comments on Largest Holdings

2.7%	American International Group, Inc./Insurance

AIG engages in a range of insurance and insurance-related activities in the United States and abroad, including general insurance as well as life insurance and retirement services. We believe its shares are attractively valued, and the firm is poised to continue increasing its revenue and earnings, especially from its international insurance business (particularly in Asia).

2.5%	Google, Inc./Internet Software & Services

Google has repeatedly reported better-than-expected revenue and earnings growth. We believe the company will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to earn profit from search traffic at a much higher rate than its competitors. Its continued investment in facilities and research and development should, we believe, lead to new streams of revenue through product innovation, new formats, and new technologies.

2.1%	UBS AG/Capital Markets

UBS provides financial services worldwide, including advisory services, underwriting, financing, market-making, asset management, brokerage, and retail banking. In our view, the investment banking business of UBS is capable of delivering stable results in a variety of market conditions and could surprise with stronger-than-anticipated revenues later this year. UBS is also strategically adding scale in wealth management, especially overseas, which could help raise profit margins. Increased assets under management reflect the company’s brand enhancements and investments in distribution networks.

2.0%	Wyeth/Pharmaceuticals

In our view, Wyeth’s stock price does not fully reflect the company’s robust pipeline. International sales of both Prevnar and Enbrel are exceeding the bullish guidance management gave last October at the company’s analyst meeting. Additionally, in the near term, the Federal Drug Administration will likely approve Prestiq (the Effexor XR follow-on drug) for treatment of vasomotor symptoms. We are also encouraged by the positive interim analysis of the phase 2 study for Alzheimers drug Re AAB-001. Wyeth has started the phase 3 trials earlier than expected, which offsets our concern over the upcoming Effexor XR 2010 patent expiration.

1.9%	Adobe Systems, Inc./Software

Adobe Systems is a software company that makes the Acrobat program for sharing digital documents, as well as Photoshop and other design and graphics applications. Its stock price has climbed substantially over the past year, as the company benefits from strong growth trends for next-generation Web applications and the growing popularity of digital photography and online video. Adobe’s long-awaited CS3

10	Visit our website at www.jennisondryden.com

software package includes products from Macromedia, the company it bought in 2005. CS3 should allow Adobe’s design software, like Photoshop and InDesign, to work hand-in-hand with former Macromedia products like Flash and Dreamweaver. Flash has already proved itself a winner for Adobe. Last year it garnered almost 97% of the user-submitted video market, which includes sites like YouTube. Adobe also almost doubled its position in the more sophisticated video streaming market, where customers like Disney’s ABC use Flash to stream episodes of television shows.

Jennison Blend Fund, Inc.	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2007, at the beginning of the period, and held through the six-month period ended August 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

12	Visit our website at www.jennisondryden.com

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,000.00	0.89%	$4.49
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class B	Actual	$1,000.00	$1,000.00	1.64%	$8.27
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class C	Actual	$1,000.00	$1,000.00	1.64%	$8.27
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class Z	Actual	$1,000.00	$1,000.00	0.64%	$3.23
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2007, and divided by 365 days (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%
COMMON STOCKS

Aerospace & Defense 3.8%
243,200	Boeing Co.	$23,517,440
339,900	Honeywell International, Inc.	19,085,385
329,400	United Technologies Corp.	24,583,122

		67,185,947

Beverages 1.1%
284,286	PepsiCo, Inc.	19,339,978

Biotechnology 3.5%
248,700	Amgen, Inc.(a)	12,462,357
273,400	Genentech, Inc.(a)	20,453,054
786,898	Gilead Sciences, Inc.(a)(b)	28,619,480

		61,534,891

Building Products 0.7%
333,700	American Standard Cos., Inc.	12,290,171

Capital Markets 4.7%
508,398	Bank of New York Mellon Corp. (The)	20,554,531
653,000	Charles Schwab Corp. (The)	12,929,400
71,700	Goldman Sachs Group, Inc. (The)	12,619,917
701,100	UBS AG	36,625,464

		82,729,312

Chemicals 2.0%
380,800	E.I. du Pont de Nemours & Co.(b)	18,564,000
240,000	Monsanto Co.	16,737,600

		35,301,600

Commercial Services & Supplies 1.4%
658,900	Waste Management, Inc.	24,820,763

Communications Equipment 5.1%
244,400	Ciena Corp.(a)(b)	9,257,872
779,300	Cisco Systems, Inc.(a)	24,875,256
342,900	Juniper Networks, Inc.(a)(b)	11,288,268
494,400	QUALCOMM, Inc.	19,721,616
280,500	Research In Motion Ltd.(a)(b)	23,957,505

		89,100,517

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2007 continued

Shares	Description	Value (Note 1)

Computers & Peripherals 4.3%
183,600	Apple, Inc.(a)	$25,424,928
527,900	Hewlett-Packard Co.	26,051,865
940,100	Seagate Technology	24,273,382

		75,750,175

Diversified Consumer Services 2.1%
559,800	Career Education Corp.(a)(b)	16,626,060
1,025,100	H&R Block, Inc.	20,337,984

		36,964,044

Diversified Financial Services 3.4%
503,500	Citigroup, Inc.	23,604,080
983,900	KKR Private Equity Investors LLP - RDU, Private Placement, 144A (cost $24,109,349; purchased 5/3/06 - 8/3/06 )(d)(e)	18,694,100
235,600	KKR Private Equity Investors LLP	4,476,400
174,100	NYSE Euronext(b)	12,665,775

		59,440,355

Electric Utilities 1.8%
130,100	Entergy Corp.	13,480,962
392,900	Progress Energy, Inc.	18,026,252

		31,507,214

Energy Equipment & Services 2.6%
292,300	Schlumberger Ltd.	28,206,950
366,100	Tenaris SA ADR (Luxembourg)(b)	17,181,073

		45,388,023

Food & Staples Retailing 2.1%
753,600	Kroger Co. (The)	20,030,688
400,800	Wal-Mart Stores, Inc.	17,486,904

		37,517,592

Food Products 2.6%
510,303	Cadbury Schweppes PLC ADR (United Kingdom)	24,101,611
861,500	ConAgra Foods, Inc.	22,149,165

		46,250,776

Healthcare Equipment & Supplies 1.8%
125,800	Alcon, Inc.	17,015,708
261,800	Baxter International, Inc.	14,336,168

		31,351,876

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Healthcare Providers & Services 1.1%
560,800	Omnicare, Inc.	$18,298,904

Household Products 2.9%
236,000	Colgate-Palmolive Co.	15,651,520
283,900	Kimberly-Clark Corp.(b)	19,501,091
249,700	Procter & Gamble Co.	16,307,907

		51,460,518

Independent Power Producers & Energy Traders 1.1%
493,400	NRG Energy, Inc.(a)(b)	18,793,606

Industrial Conglomerates 1.6%
721,700	General Electric Co.	28,052,479

Insurance 6.1%
707,800	American International Group, Inc.	46,714,800
471,400	Axis Capital Holdings Ltd.	17,017,540
553,000	Loews Corp.	25,996,530
302,600	MBIA, Inc.(b)	18,156,000

		107,884,870

Internet Software & Services 2.5%
85,900	Google, Inc. “Class A”(a)	44,259,975

Media 5.2%
769,000	Walt Disney Co. (The)	25,838,400
490,499	Liberty Global, Inc. “Series C”(a)	19,350,185
1,522,900	News Corp. “Class A”	30,808,267
1,264,700	XM Satellite Radio Holdings, Inc. “Class A”(a)	15,770,809

		91,767,661

Metals & Mining 1.1%
216,700	Freeport-McMoRan Copper & Gold, Inc. “Class B”
		18,943,914

Multiline Retail 1.0%
254,500	Target Corp.	16,779,185

Multi-Utilities 1.1%
358,500	Sempra Energy	19,728,255

Office Electronics 0.9%
947,400	Xerox Corp.(a)	16,228,962

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2007 continued

Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 9.9%
410,700	Hess Corp.	$25,204,659
393,300	Marathon Oil Corp.	21,194,937
239,900	Murphy Oil Corp.	14,619,506
756,400	Nexen, Inc.	21,080,868
450,000	Occidental Petroleum Corp.	25,510,500
320,500	Petroleo Brasileiro SA ADR (Brazil)(b)	19,819,720
323,088	Suncor Energy, Inc. (Canada)	28,943,293
550,700	Williams Cos., Inc.	17,071,700

		173,445,183

Pharmaceuticals 7.5%
410,700	Abbott Laboratories	21,319,437
424,200	Elan Corp. PLC ADR (Ireland)(a)	8,220,996
233,000	Novartis AG ADR (Switzerland)	12,267,450
277,900	Roche Holding AG ADR (Switzerland)	24,149,204
593,700	Schering-Plough Corp.	17,822,874
309,500	Teva Pharmaceutical Industries Ltd. ADR (Israel)(b)	13,308,500
762,700	Wyeth	35,313,010

		132,401,471

Semiconductors & Semiconductor Equipment 3.8%
336,200	Broadcom Corp. “Class A”(a)	11,598,900
922,800	Intel Corp.	23,762,100
717,600	Marvell Technology Group Ltd.(a)	11,890,632
2,082,300	Spansion, Inc.(a)(b)	18,948,930

		66,200,562

Software 4.6%
783,000	Adobe Systems, Inc.(a)(b)	33,473,250
870,700	Microsoft Corp.	25,015,211
1,175,600	Symantec Corp.(a)	22,113,036

		80,601,497

Specialty Retail 1.3%
534,700	Best Buy Co., Inc.(b)	23,500,065

Textiles, Apparel & Luxury Goods 1.1%
428,300	Coach, Inc.(a)	19,072,199

Thrifts & Mortgage Finance 1.2%
323,500	Fannie Mae	21,224,835

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Tobacco 1.1%
281,600	Altria Group, Inc.	$19,545,856

Wireless Telecommunication Services 1.2%
1,087,800	Sprint Nextel Corp.	20,581,176

	Total long-term investments (cost $1,425,099,750)	1,745,244,407

SHORT-TERM INVESTMENT 12.9%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund—Taxable Money Market Series
227,561,951	(cost $227,561,951; includes $195,561,007 of cash collateral received from securities on loan)(c)(f)	227,561,951

	Total Investments(g) 112.2% (cost $1,652,661,701; Note 5)	1,972,806,358
	Liabilities in excess of other assets (12.2%)	(214,274,561)

	Net Assets 100.0%	$1,758,531,797

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depositary Unit

(a)	Non-income producing security.
(b)	All or portion of securities on loan. The aggregate market value of such securities is $191,425,396; cash collateral of $195,561,007 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(e)	Indicates security is illiquid and restricted as to resale. The aggregate cost of the security is $24,109,349. The aggregate market value of $18,964,100 represents 1.1% of net assets.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	As of August 31, 2007 one security valued at $18,964,100 and representing 1.1% of the total net assets were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2007 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 11.1% of collateral received for securities on loan)	12.9%
Oil, Gas & Consumable Fuels	9.9
Pharmaceuticals	7.5
Insurance	6.1
Media	5.2
Communications Equipment	5.1
Capital Markets	4.7
Software	4.6
Computers & Peripherals	4.3
Aerospace & Defense	3.8
Semiconductors & Semiconductor Equipment	3.8
Biotechnology	3.5
Diversified Financial Services	3.4
Household Products	2.9
Energy Equipment & Services	2.6
Food Products	2.6
Internet Software & Services	2.5
Diversified Consumer Services	2.1
Food & Staples Retailing	2.1
Chemicals	2.0
Electric Utilities	1.8
Healthcare Equipment & Supplies	1.8
Industrial Conglomerates	1.6
Commercial Services & Supplies	1.4
Specialty Retail	1.3
Thrifts & Mortgage Finance	1.2
Wireless Telecommunication Services	1.2
Beverages	1.1
Healthcare Providers & Services	1.1
Independent Power Producers & Energy Traders	1.1
Metals & Mining	1.1
Multi-Utilities	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1
Multiline Retail	1.0
Office Electronics	0.9
Building Products	0.7

112.2
Liabilities in excess of other assets	(12.2)

100.0%

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Financial Statements

AUGUST 31, 2007	ANNUAL REPORT

Jennison Blend Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2007

Assets
Investments, at value including securities on loan of $191,425,396:
Unaffiliated investments (cost $1,425,099,750)	$1,745,244,407
Affiliated investments (cost $227,561,951)	227,561,951
Cash	60,995
Foreign currency, at value (cost $3,234)	5,909
Dividends and interest receivable	2,013,072
Tax reclaim receivable	364,683
Receivable for Fund shares sold	225,264
Prepaid expenses	36,057

Total assets	1,975,512,338

Liabilities
Collateral for securities on loan	195,561,007
Payable for investments purchased	17,717,073
Payable for Fund shares reacquired	1,604,007
Management fee payable	700,618
Accrued expenses	580,567
Distribution fee payable	456,001
Transfer agent fee payable	346,898
Deferred directors’ fees payable	14,370

Total liabilities	216,980,541

Net Assets, August 31, 2007	$1,758,531,797

Net assets were comprised of:
Common stock, at par	$869,704
Paid-in capital in excess of par	1,303,544,343

1,304,414,047
Undistributed net investment income	2,722,006
Accumulated net realized gain on investment and foreign currency transactions	131,248,348
Net unrealized appreciation on investments and foreign currencies	320,147,396

Net assets, August 31, 2007	$1,758,531,797

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($1,514,247,289 ÷ 74,702,010 shares of common stock issued and outstanding)	$20.27
Maximum sales charge (5.5% of offering price)	1.18

Maximum offering price to public	$21.45

Class B
Net asset value, offering price and redemption price per share
($125,498,612 ÷ 6,360,363 shares of common stock issued and outstanding)	$19.73

Class C
Net asset value, offering price and redemption price per share
($35,750,183 ÷ 1,811,757 shares of common stock issued and outstanding)	$19.73

Class Z
Net asset value, offering price and redemption price per share
($83,035,713 ÷ 4,096,285 shares of common stock issued and outstanding)	$20.27

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	23

Statement of Operations

	Eight Months Ended August 31, 2007	Year Ended December 31, 2006
Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $484,174 and $473,416, respectively)	$15,762,935	$25,249,632
Affiliated dividend income	1,245,115	1,449,492
Affiliated income from securities loaned, net	624,118	683,894
Interest	7,714	63,598

Total income	17,639,882	27,446,616

Expenses
Management fee	5,724,663	8,481,965
Distribution fee—Class A	2,613,377	3,797,652
Distribution fee—Class B	915,765	1,729,019
Distribution fee—Class C	248,278	369,310
Transfer agent’s fee and expenses (including affiliated expense of $1,241,000 and $1,478,400, respectively)	1,530,000	2,500,000
Custodian’s fees and expenses	187,000	190,000
Reports to shareholders	159,000	225,000
Registration fees	40,000	80,000
Directors’ fees	36,000	40,000
Insurance	36,000	66,000
Audit fee	20,000	18,000
Legal fees and expenses	15,000	25,000
Miscellaneous	16,183	29,821

Total expenses	11,541,266	17,551,767

Net investment income	6,098,616	9,894,849

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	141,282,058	199,872,844
Foreign currency transactions	(86,384)	(89,299)
Short sale transactions	348,508	—

	141,544,182	199,783,545

Net change in unrealized appreciation (depreciation) on:
Investments	(41,172,388)	(13,032,517)
Foreign currencies	(78)	2,750

	(41,172,466)	(13,029,767)

Net gain on investments and foreign currencies	100,371,716	186,753,778

Net Increase In Net Assets Resulting From Operations	$106,470,332	$196,648,627

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Eight Months Ended	Year Ended December 31,
	August 31, 2007	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,098,616	$9,894,849	$6,191,025
Net realized gain on investments and foreign currencies	141,544,182	199,783,545	267,343,080
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(41,172,466)	(13,029,767)	9,050,073

Net increase in net asset resulting from operations	106,470,332	196,648,627	282,584,178

Dividends from net investment income (Note 1)
Class A	(4,811,988)	(8,094,471)	(4,962,208)
Class B	(74,633)	(161,417)	—
Class C	(20,185)	(32,448)	—
Class Z	(318,675)	(575,076)	(286,881)

	(5,225,481)	(8,863,412)	(5,249,089)

Distribution from net realized gains
Class A	(25,252,082)	(40,657,164)	—
Class B	(2,273,965)	(4,285,044)	—
Class C	(615,032)	(1,027,543)	—
Class Z	(1,310,678)	(2,106,447)	—

	(29,451,757)	(48,076,198)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	38,862,985	95,066,240	80,915,807
Net asset value of shares issued in reinvestment of dividends	33,019,625	54,174,554	4,981,556
Cost of shares reacquired	(192,304,119)	(334,723,297)	(347,573,596)

Net decrease in net assets from Fund share transactions	(120,421,509)	(185,482,503)	(261,676,233)

Total increase (decrease)	(48,628,415)	(45,773,486)	15,658,856

Net Assets
Beginning of period	1,807,160,212	1,852,933,698	1,837,274,842

End of period (a)	$1,758,531,797	$1,807,160,212	$1,852,933,698

(a) Includes undistributed net investment income of:	$2,722,006	$1,935,255	$1,288,574

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	25

Notes to Financial Statements

Jennison Blend Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the

26	Visit our website at www.jennisondryden.com

securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. As of August 31, 2007, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period.

Jennison Blend Fund, Inc.	27

Notes to Financial Statements

continued

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record

28	Visit our website at www.jennisondryden.com

date are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The fund maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, semi-annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s

Jennison Blend Fund, Inc.	29

Notes to Financial Statements

continued

performance of such services. The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $500 million, .475 of 1% of the next $500 million of the Fund’s average daily net assets and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .47 of 1% for the eight-month period ended August 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the eight-month period ended August 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $311,000 in front-end sales charges resulting from sales of Class A shares, during the eight-month period ended August 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the eight-month period ended August 31, 2007, it received approximately $106,000 and $300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30	Visit our website at www.jennisondryden.com

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA which was renewed on October 27, 2006 provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount would be accrued daily and paid quarterly. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. The SCA is in the process of being renewed through October 24, 2008. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the eight-month period ended August 31, 2007 and the year ended December 31, 2006, the Fund incurred approximately $270,700 and $419,000, respectively, in total networking fees, of which approximately $182,800 and $294,500, respectively, was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the eight-month period ended August 31, 2007, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia earned approximately $25,000 and $9,500, respectively, in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the eight-month period ended August 31, 2007 and the year ended December 31, 2006, PIM has been compensated approximately $267,500 and $291,800, respectively, for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Jennison Blend Fund, Inc.	31

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the eight-month period ended August 31, 2007, aggregated $851,989,336 and $996,971,306, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the eight-month period ended August 31, 2007, the adjustments were to decrease undistributed net investment income by $86,384, increase accumulated net realized gain on investment and foreign currency transactions by $66,034 and increase paid-in-capital in excess of par by $20,350 due to foreign currency reclassification and other book to tax differences. Net investment income, net realized gains and net assets were not affected by this change.

For the eight-months ended August 31, 2007, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $5,225,481 from ordinary income and $29,451,756 from long-term capital gains.

For the fiscal years ended December 31, 2006 and 2005, the tax character of dividends and distributions paid were $8,863,412 and $5,249,089 from ordinary income and $48,076,198 from long-term capital gains, respectively. The Fund did not distribute any long-term capital gains for the fiscal year ended December 31, 2005.

As of August 31, 2007, the accumulated undistributed earnings on a tax basis were $64,365,045 of ordinary income and $78,660,395 of long-term capital gains. This amount differs from undistributed investment income on the Statement of Assets and Liabilities primarily due to timing differences.

32	Visit our website at www.jennisondryden.com

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2007 were as follows:

Tax Basis of Investment	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,661,702,417	$353,255,997	$42,152,056	$311,103,941	$2,739	$311,106,680

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales. The other tax basis adjustments are primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Jennison Blend Fund, Inc.	33

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	1,103,239	$22,411,237
Shares issued in reinvestment of distributions	1,400,101	28,590,048
Shares reacquired	(8,037,378)	(163,422,235)

Net increase (decrease) in shares outstanding before conversion	(5,534,038)	(112,420,950)
Shares issued upon conversion from Class B	912,025	18,371,635

Net increase (decrease) in shares outstanding	(4,622,013)	$(94,049,315)

Year ended December 31, 2006:
Shares sold	2,566,612	$47,635,442
Shares issued in reinvestment of distributions	2,369,931	46,279,044
Shares reacquired	(15,257,208)	(283,893,761)

Net increase (decrease) in shares outstanding before conversion	(10,320,665)	(189,979,275)
Shares issued upon conversion from Class B	3,042,021	55,918,280

Net increase (decrease) in shares outstanding	(7,278,644)	$(134,060,995)

Year ended December 31, 2005:
Shares sold	3,277,433	$54,301,120
Shares issued in reinvestment of distributions	286,517	4,697,095
Shares reacquired	(18,061,474)	(286,687,393)

Net increase (decrease) in shares outstanding before conversion	(14,497,524)	(227,689,178)
Shares issued upon conversion from Class B	5,821,023	94,125,600

Net increase (decrease) in shares outstanding	(8,676,501)	$(133,563,578)

34	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	299,848	$5,923,810
Shares issued in reinvestment of dividends	114,077	2,272,411
Shares reacquired	(711,220)	(14,069,721)

Net increase (decrease) in shares outstanding before conversion	(297,295)	(5,873,500)
Shares reacquired upon conversion into Class A	(935,194)	(18,371,635)

Net increase (decrease) in shares outstanding	(1,232,489)	$(24,245,135)

Year ended December 31, 2006:
Shares sold	721,641	$13,178,438
Shares issued in reinvestment of dividends	225,077	4,303,102
Shares reacquired	(1,506,758)	(27,395,502)

Net increase (decrease) in shares outstanding before conversion	(560,040)	(9,913,962)
Shares reacquired upon conversion into Class A	(3,110,481)	(55,918,280)

Net increase (decrease) in shares outstanding	(3,670,521)	$(65,832,242)

Year ended December 31, 2005:
Shares sold	833,209	$12,979,221
Shares reacquired	(2,611,788)	(40,477,101)

Net increase (decrease) in shares outstanding before conversion	(1,778,579)	(27,497,880)
Shares reacquired upon conversion into Class A	(5,927,349)	(94,125,600)

Net increase (decrease) in shares outstanding	(7,705,928)	$(121,623,480)

Class C
Eight months ended August 31, 2007:
Shares sold	97,971	$1,955,135
Shares issued in reinvestment of dividends	28,894	575,573
Shares reacquired	(276,195)	(5,456,660)

Net increase (decrease) in shares outstanding	(149,330)	$(2,925,952)

Year ended December 31, 2006:
Shares sold	405,204	$7,343,855
Shares issued in reinvestment of dividends	50,587	967,323
Shares reacquired	(531,641)	(9,711,174)

Net increase (decrease) in shares outstanding	(75,850)	$(1,399,996)

Year ended December 31, 2005:
Shares sold	226,312	$3,656,921
Shares reacquired	(722,043)	(11,195,900)

Net increase (decrease) in shares outstanding	(495,731)	$(7,538,979)

Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

Class Z	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	417,043	$8,572,803
Shares issued in reinvestment of dividends	77,529	1,581,593
Shares reacquired	(460,996)	(9,355,503)

Net increase (decrease) in shares outstanding	33,576	$798,893

Year ended December 31, 2006:
Shares sold	1,448,624	$26,908,505
Shares issued in reinvestment of dividends	134,645	2,625,085
Shares reacquired	(741,222)	(13,722,860)

Net increase (decrease) in shares outstanding	842,047	$15,810,730

Year ended December 31, 2005:
Shares sold	579,555	$9,978,545
Shares issued in reinvestment of dividends	17,307	284,461
Shares reacquired	(588,897)	(9,213,202)

Net increase (decrease) in shares outstanding	7,965	$1,049,804

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjusted at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretations thereof.

36	Visit our website at www.jennisondryden.com

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Blend Fund, Inc.	37

Financial Highlights

	Class A
	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance: Net Asset Value, Beginning of Period	$19.49

Income (loss) from investment operations
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currencies	1.09

Total from investment operations	1.17

Less Dividends and Distributions
Dividends from net investment income	(.06)
Distributions from net realized capital gains	(.33)

Total distributions	(.39)

Net asset value, end of period	$20.27

Total Return(b):	6.01%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,514,247
Average net assets (000)	$1,570,086
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.89	%(e)
Expenses, excluding distribution and service (12b-1) fees	.64	%(e)
Net investment income	.56	%(e)
Portfolio turnover rate	48	%(f)

(a)	For the eight month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon weighted average shares outstanding during the year.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)	2002(c)

$18.02	$15.36	$14.16	$10.82	$14.06

.12	.07	.12	.06	.05
1.98	2.65	1.21	3.33	(3.28)

2.10	2.72	1.33	3.39	(3.23)

(.10)	(.06)	(.13)	(.05)	(.01)
(.53)	—	—	—	—

(.63)	(.06)	(.13)	(.05)	(.01)

$19.49	$18.02	$15.36	$14.16	$10.82

11.70%	17.66%	9.44%	31.45%	(22.95)%

$1,546,221	$1,560,189	$1,463,097	$1,468,776	$1,171,741
$1,519,061	$1,435,124	$1,419,002	$1,274,069	$1,405,215

.90%	.93%	.94%	.98%	.95%
.65%	.68%	.69%	.73%	.70%
.63%	.46%	.82%	.48%	.40%
78%	102%	47%	51%	49%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	39

Financial Highlights

continued

	Class B
	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$19.03

Income (loss) from investment operations
Net investment income	(.03)
Net realized and unrealized gain (loss) on investment and foreign currencies	1.07

Total from investment operations	1.04

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized capital gains	(.33)

Total distributions	(.34)

Net asset value, end of period	$19.73

Total Return(b):	5.46%
Ratios/Supplemental Data:
Net assets, end of period (000)	$125,499
Average net assets (000)	$137,548
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.64	%(e)
Expenses, excluding distribution and service (12b-1) fees	.64	%(e)
Net investment income (loss)	(.19	)%(e)

(a)	For the eight month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon weighted average shares outstanding during the year.
(d)	Less than $0.005 per share.
(e)	Annualized.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)	2002(c)

$17.65	$15.11	$13.91	$10.67	$13.95

(.02)	(.05)	— (d)	(.03)	(.04)
1.95	2.59	1.20	3.27	(3.24)

1.93	2.54	1.20	3.24	(3.28)

(.02)	—	—	— (d)	—
(.53)	—	—	—	—

(.55)	—	—	—	—

$19.03	$17.65	$15.11	$13.91	$10.67

10.88%	16.81%	8.63%	30.39%	(23.51)%

$144,489	$198,831	$286,638	$406,632	$491,226
$172,902	$234,922	$344,619	$438,416	$736,091

1.65%	1.68%	1.69%	1.73%	1.70%
.65%	.68%	.69%	.73%	.70%
(.11)%	(.30)%	.03%	(.25)%	(.35)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	41

Financial Highlights

continued

	Class C
	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$19.03

Income (loss) from investment operations
Net investment income	(.03)
Net realized and unrealized gain (loss) on investment and foreign currencies	1.07

Total from investment operations	1.04

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized capital gains	(.33)

Total dividends	(.34)

Net asset value, end of period	$19.73

Total Return(b):	5.46%
Ratios/Supplemental Data:
Net assets, end of period (000)	$35,750
Average net assets (000)	$37,286
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.64	%(e)
Expenses, excluding distribution and service (12b-1) fees	.64	%(e)
Net investment income (loss)	(.19	)%(e)

(a)	For the eight month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon weighted average shares outstanding during the year.
(d)	Less than $0.005 per share.
(e)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)	2002(c)

$17.65	$15.11	$13.91	$10.67	$13.95

(.02)	(.05)	(.01)	(.03)	(.04)
1.95	2.59	1.21	3.27	(3.24)

1.93	2.54	1.20	3.24	(3.28)

(.02)	—	—	— (d)	—
(.53)	—	—	—	—

(.55)	—	—	—	—

$19.03	$17.65	$15.11	$13.91	$10.67

10.88%	16.81%	8.63%	30.41%	(23.51)%

$37,320	$35,961	$38,269	$42,548	$38,943
$36,931	$34,719	$39,288	$39,384	$49,304

1.65%	1.68%	1.69%	1.73%	1.70%
.65%	.68%	.69%	.73%	.70%
(.12)%	(.29)%	.06%	(.26)%	(.34)%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	43

Financial Highlights

continued

	Class Z
	Eight-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$19.48

Income (loss) from investment operations
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currencies	1.09

Total from investment operations	1.20

Less Dividends and Distributions
Dividends from net investment income	(.08)
Distributions from net realized gains	(.33)

Total distributions	(.41)

Net asset value, end of period	$20.27

Total Return(b):	6.16%
Ratios/Supplemental Data:
Net assets, end of period (000)	$83,036
Average net assets (000)	$82,476
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.64	%(d)
Expenses, excluding distribution and service (12b-1) fees	.64	%(d)
Net investment income	.81	%(d)

(a)	For the eight month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based upon weighted average shares outstanding during the year.
(d)	Annualized.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2006(c)	2005(c)	2004(c)	2003(c)	2002(c)

$17.99	$15.34	$14.16	$10.83	$14.06

.16	.11	.14	.09	.08
2.00	2.64	1.23	3.32	(3.27)

2.16	2.75	1.37	3.41	(3.19)

(.14)	(.10)	(.19)	(.08)	(.04)
(.53)	—	—	—	—

(.67)	(.10)	(.19)	(.08)	(.04)

$19.48	$17.99	$15.34	$14.16	$10.83

12.00%	17.96%	9.72%	31.64%	(22.67)%

$79,130	$57,953	$49,271	$149,130	$131,589
$72,654	$47,991	$76,918	$136,562	$165,724

.65%	.68%	.69%	.73%	.70%
.65%	.68%	.69%	.73%	.70%
.87%	.72%	.95%	.74%	.65%

See Notes to Financial Statements.

Jennison Blend Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the period ended August 31, 2007 and the year ended December 31, 2006, the statement of changes in net assets for the period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, and the results of its operations for the period ended August 31, 2007 and the year ended December 31, 2006, the changes in its net assets for the period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2007

46	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s period end (August 31, 2007) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal period. Accordingly, we are advising you that in the period ended August 31, 2007, dividends paid from net investment income were $.06 per share for Class A shares, $.01 per share for Class B and C shares and $.08 per share for Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C, and Z shareholder long-term capital gain distribution of $.33 which is taxable as such.

Further, we wish to advise you that 47.95% of the ordinary income dividend paid in the period ended August 31, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 51.99% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate IRS Form 1099-DIV or substitute 1099-DIV.

Jennison Blend Fund, Inc.	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Blend Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1987(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

48	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Value Fund	49

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer of the Retail Funds since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

50	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Value Fund	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years
Class A	9.77%	12.54%	5.43%
Class B	10.34	12.85	5.24
Class C	14.27	12.98	5.24
Class Z	16.46	14.11	6.29

Average Annual Total Returns (Without Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years
Class A	16.15%	13.82%	6.03%
Class B	15.34	12.98	5.24
Class C	15.27	12.98	5.24
Class Z	16.46	14.11	6.29

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 0.94%; Class B, 1.64%; Class C, 1.64%; Class Z, 0.64%. Net operating expenses apply to: Class A, 0.89%; Class B, 1.64%; Class C, 1.64%; Class Z, 0.64%, after contractual reduction through 4/30/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1997) and the account values at the end of the current fiscal year (August 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of these deductions. The securities that comprise both indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon Corp.	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Blend Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	476289103	476289202	476289301	476289400

MF1O1E    IFS-A139823    Ed. 10/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The Registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period January 1, 2007 through August 31, 2007 and fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,859 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period January 1, 2007 through August 31, 2007, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements. For the fiscal year ended December 31, 2006, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period January 1, 2007 through August 31, 2007 and fiscal year 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period January 1, 2007 through August 31, 2007 and fiscal year 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Blend Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2007

*	Print the name and title of each signing officer under his or her signature.